UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 20, 2013

TEARLAB CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7360 Carroll Rd, Ste 200

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 455-6006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2013, TearLab Corporation (the “Company”) entered into an Executive Change of Control and Severance Agreement with each of Michael Berg, the Company’s Vice President, Regulatory, and Robert Walder, the Company’s Vice President, Operations (collectively, the “Severance Agreements”). The following summary of the Severance Agreements does not purport to be complete and is qualified in its entirety by reference to the Severance Agreements, which are attached as Exhibits 10.1 and 10.2, respectively, and are each incorporated herein by reference.

The Severance Agreements each provide that if the applicable executive’s employment is terminated without cause (other than death or disability), the Company will provide him with (i) continuing payments of base salary for twelve (12) months and (ii) reimbursement of group health plan insurance premiums for up to twelve (12) months.  If within twelve (12) months following a Change of Control (as defined in the Severance Agreement) either (A) the applicable executive’s employment is terminated by the Company without cause (other than death or disability) or (B) he resigns for Good Reason (as defined in the Severance Agreement), he will be entitled to (i) continuing payments of base salary for twenty-four (24) months and (ii) reimbursement of group health plan insurance premiums for up to eighteen (18) months.  Payments to Messrs. Berg and Walder upon termination without cause or resignation for Good Reason are subject to the applicable executive’s timely execution of a release of claims. In addition, each of Messrs. Berg and Walder will be subject to certain non-competition and non-solicitation restrictions during the term of his employment and for a period of twenty-four (24) months following any termination of his employment.  However, the Severance Agreements permit each of them to own up to five percent (5%) of the issued shares of a corporation or the units of any publicly traded entity which are listed on a recognized stock exchange or traded in the over-the-counter market.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
10.1	Form Change of Control Severance Agreement (for US executives).
10.2	Form Change of Control Severance Agreement (for Canadian executives).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEARLAB CORPORATION

By:	/s/ William G. Dumencu
William G. Dumencu Chief Financial Officer

Date: June 21, 2013

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form Change of Control Severance Agreement (for US executives).
10.2	Form Change of Control Severance Agreement (for Canadian executives).